Exhibit (a)(1)(iii)

NOTICES OF WITHDRAWAL OF TENDER

Regarding

INSTITUTIONAL SHARES OR SERVICE SHARES

of

PERMAL HEDGE STRATEGIES FUND I

Tendered Pursuant to the Offers to Purchase

Dated March 29, 2016

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND THIS NOTICE OF WITHDRAWAL OF TENDER MUST BE

RECEIVED BY BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS BY, 11:59 P.M., NEW YORK

TIME, ON TUESDAY, APRIL 26, 2016, UNLESS THE OFFERS ARE

EXTENDED OR THE FUND PERMITS A LATER WITHDRAWAL.

Complete this Notice of Intent to Tender and Return or Deliver via U.S. Post Service mail or via overnight private shipping service to:

Permal Hedge Strategies Fund

c/o BNY Mellon TA Alternative Investment RIC Funds

4400 Computer Drive

Westborough, MA 01581

For additional information:

Phone: (877) 355-1494

Fax: (508) 599-4117

You may also direct questions to your financial consultant.

1

Permal Hedge Strategies Fund I

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Institutional Shares or Service Shares (collectively, the “Shares”) of Permal Hedge Strategies Fund I (the “Fund”) for purchase by the Fund that previously was submitted by the undersigned in a Notice of Intent to Tender dated                     . IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE FUND IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE FUND.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Institutional Shares.

☐	A portion of the undersigned’s Institutional Shares expressed as a specific dollar amount.

$

☐	All of the undersigned’s Service Shares.

☐	A portion of the undersigned’s Service Shares expressed as a specific dollar amount.

$

The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Fund) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date:	Date:

2

NOTICE OF WITHDRAWAL OF TENDER

Regarding

INSTITUTIONAL SHARES OR SERVICE SHARES

of

PERMAL HEDGE STRATEGIES FUND I

FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offers to Purchase

Dated March 29, 2016

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER MUST SUBMIT THIS NOTICE OF WITHDRAWAL FOR PROCESSING BY, 11:59 P.M., NEW YORK

TIME, ON TUESDAY, APRIL 26, 2016, UNLESS THE OFFERS ARE

EXTENDED OR THE FUND PERMITS A LATER WITHDRAWAL.

Complete this Notice of Withdrawal of Tender and Return or Deliver to your Merrill Financial Advisor/Portfolio

Manager:

For additional information call your Merrill Financial Advisor/Portfolio Manager.

1

Permal Hedge Strategies Fund I

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Institutional Shares or Service Shares (collectively, the “Shares”) of Permal Hedge Strategies Fund I (the “Fund”) for purchase by the Fund that previously was submitted by the undersigned in a Notice of Intent to Tender dated                     . IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE FUND IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE FUND.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Institutional Shares.

☐	A portion of the undersigned’s Institutional Shares.

Institutional Shares

☐	All of the undersigned’s Service Shares.

☐	A portion of the undersigned’s Service Shares.

Service Shares

The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Fund) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date:	Date:

2

NOTICE OF WITHDRAWAL OF TENDER

Regarding

INSTITUTIONAL SHARES OR SERVICE SHARES

of

PERMAL HEDGE STRATEGIES FUND I

FOR CLIENTS OF LPL FINANCIAL SERVICES, INC.

Tendered Pursuant to the Offers to Purchase

Dated March 29, 2016

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND YOUR LPL FINANCIAL ADVISOR MUST SUBMIT THIS NOTICE OF WITHDRAWAL FOR PROCESSING BY, 11:59 P.M., NEW YORK

TIME, ON TUESDAY, APRIL 26, 2016, UNLESS THE OFFERS ARE

EXTENDED OR THE FUND PERMITS A LATER WITHDRAWAL.

Complete this Notice of Withdrawal of Tender and Return or Deliver to your LPL Financial Advisor:

For additional information call your LPL Financial Advisor.

1

Permal Hedge Strategies Fund I

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Institutional Shares or Service Shares (collectively, the “Shares”) of Permal Hedge Strategies Fund I (the “Fund”) for purchase by the Fund that previously was submitted by the undersigned in a Notice of Intent to Tender dated                     . IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE FUND IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE FUND.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Institutional Shares.

☐	A portion of the undersigned’s Institutional Shares expressed as a specific dollar amount.

$

☐	All of the undersigned’s Service Shares.

☐	A portion of the undersigned’s Service Shares expressed as a specific dollar amount.

$

The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Fund) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date:	Date:

LPL Financial/Custodian Signature—Internal Use Only

Date:
LPL Financial Custodian Signature

2